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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 7, 2002

                                 aaiPharma Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                       0-21185                04-2687849
----------------------------    -----------------------      -------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)



                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (910) 254-7000

              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements

                  Not applicable

         (b)      Pro Forma Financial Information

                  Not applicable

         (c)      Exhibits

                  Exhibit 99.1      Press release dated March 7, 2002



Item 9.  Regulation FD Disclosure.

         On March 7, 2002, we announced that we had entered into an agreement with Eli Lilly and Company ("Eli Lilly") dated February 18, 2002 to acquire, through our wholly owned subsidiary, NeoSan Pharmaceuticals Inc., the U.S. rights and related intangibles associated with the Darvon and Darvocet branded products (the "Darvon Product Line") for up to $211.4 million, payable at closing. The completion of this transaction is subject to regulatory review of our recent filing with respect to the acquisition under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as well as our obtaining permanent financing.




                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2002

                                       aaiPharma Inc.


                                       By: /s/ William L. Ginna, Jr.
                                           -------------------------------------
                                           William L. Ginna, Jr.
                                           Executive Vice President and
                                           Chief Financial Officer




                                      II-1
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                                  EXHIBIT INDEX


   Exhibit          Description
   -------          -----------

Exhibit 99.1        Press release dated March 7, 2002